UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2004

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

On May 25, 2004, Gottschalks Inc. (the "Company") issued a press release announcing the Company's first quarter fiscal 2004 financial results. The text of the release is attached as Exhibit 99.1 to this Form 8-K.

INDEX TO EXHIBITS

Exhibit No.	Description
99-1 *	Press Release dated May 25, 2004.

*    Also provided in PDF format as a courtesy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gottschalks Inc. (Registrant)

June 9, 2004	By: /s/ James R. Famalette James R. Famalette President and Chief Executive Officer

June 9, 2004	By: /s/ J. Gregory Ambro J. Gregory Ambro Chief Financial Officer